EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, Stephen M. Siedow, the Chief Executive Officer, President and Chief Financial Officer of Vizario, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 (the "Report"), fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 25th day of July, 2005.


                                            BY:  /s/  Stephen M. Siedow
                                               --------------------------------
                                                      Stephen M. Siedow,
                                                      Chief Executive Officer,
                                                      President and
                                                      Chief Financial Officer


     A signed original of this written statement required by Section 906 has been provided to Vizario, Inc. and will be retained by Vizario, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.